Exhibit 10.7

AMENDMENT NO. 6 TO THE
AMENDED AND RESTATED CREDIT AGREEMENT
Dated as of May 15, 2020
AMENDMENT NO. 6 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) among DXC Technology Company, a Nevada corporation (formerly known as Everett SpinCo, Inc. and as successor to Computer Sciences Corporation) (“DXC”), the Lenders (as defined below) party hereto and Citibank, N.A., as administrative agent (the “Agent”) for the Lenders.
PRELIMINARY STATEMENTS:
(1)    DXC, the Designated Subsidiaries from time to time party thereto, the lenders from time to time party thereto (the “Lenders”), the Agent, the Swing Line Sub Agent and the Tranche B Sub Agent are parties to an Amended and Restated Credit Agreement dated as of October 11, 2013 (as amended, supplemented or otherwise modified through the date hereof, the “Credit Agreement”). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.
(2)    Pursuant to Section 9.01, the parties hereto desire to amend the Credit Agreement as set forth in Section 1 below.
NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of all of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1.    Certain Amendments to Credit Agreement. The Credit Agreement is, subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:
(a)        Section 1.01 is amended to add the following definition:
“Consolidated Total Net Debt” means, as of any date of determination, Consolidated Total Debt minus the aggregate amount of all cash and cash equivalents on the balance sheet of the Company and its Subsidiaries as of such date; provided that such cash and cash equivalents do not appear (and in accordance with GAAP would not be required to appear) as “restricted” on the consolidated balance sheet of the Company and its Subsidiaries.
(b)        Section 5.02(c)(ii) is amended in its entirety as follows:
“(ii) Consolidated Total Net Debt to Consolidated EBITDA Ratio. The Company will not permit at the end of any quarterly financial reporting period the ratio of Consolidated Total Net Debt as of the last day of such quarterly financial reporting period to Consolidated EBITDA for the period

1

of four consecutive fiscal quarters ending on the last day of such quarterly financial reporting period, taken as a single period, to exceed (A) on or prior to April 1, 2021, 3.00 to 1.00, and (B) after April 1, 2021, 2.25 to 1.00.

SECTION 2.    Conditions to Effectiveness. The Amendment shall become effective on the first date (the “Amendment Effective Date”) on which:
(a)        the Agent shall have received counterparts hereof executed by DXC and the Majority Lenders or, as to any Lender, evidence satisfactory to the Agent that such Lender has executed this Amendment; and
(b)        the Agent shall have received, for the ratable account of each Lender that has executed and delivered a counterpart hereof to the Agent, a consent fee in an amount equal to 0.15% of the aggregate Commitments (other than the Swing Line Commitments) of such Lender.
SECTION 3.    Reference to and Effect on the Credit Agreement and the Other Loan Documents.
(a)     On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in any other Loan Document to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.
(b)        The Credit Agreement and the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.
(c)        The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, nor constitute a waiver of any provision of the Credit Agreement.
(d)     This Amendment is subject to the provisions of Section 9.01 of the Credit Agreement and constitutes a Loan Document.
SECTION 4.    Costs and Expenses. DXC agrees to pay promptly on demand all reasonable costs and out-of-pocket expenses of the Agent (in its capacity as such) in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment (including, without limitation, the reasonable fees and out-of-pocket expenses of a single counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder) in accordance with the terms of Section 9.04 of the Credit Agreement.
SECTION 5.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or electronic delivery shall be effective as delivery of a manually executed counterpart of this Amendment.
SECTION 6.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.
DXC TECHNOLOGY COMPANY, a Nevada corporation
By /s/ Ceyhun Cetin
Name: Ceyhun Cetin
Title: Vice President and Treasurer

[Signature Page to CSC Amendment No. 6]

CITIBANK, N.A., as Agent and Lender
By /s/ Susan Olsen_______________________
Name: Susan Olsen
Title: Vice President
BANK OF AMERICA, N.A., as a Lender
By _/s/ Arti Dighe______________________
Name: Arti Dighe
Title: Director
MUFG BANK, LTD. (formerly known as The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as a Lender
By /s/ Lillian Kim_______________________
Name: Lillian Kim
Title: Director
JPMORGAN CHASE BANK, N.A., as a Lender
By /s/ John Kowalczuk ____________________
Name: John Kowalczuk
Title: Executive Director
BARCLAYS BANK PLC, as a Lender
By /s/ Martin Corrigan_______________________
Name: Martin Corrigan
Title: Vice President
ROYAL BANK OF CANADA, as a Lender
By /s/ Theodore Brown____________________
Name: Theodore Brown
Title: Authorized Signatory
SUMITOMO MITSUI BANKING CORPORATION, as a Lender
By /s/ Michael Maguire_____________________
Name: Michael Maguire
Title: Executive Director

[Signature Page to DXC Amendment No. 6]

THE BANK OF NOVA SCOTIA, as a Lender
By _/s/ Jason Rinne______________________
Name: Jason Rinne
Title: Director
THE ROYAL BANK OF SCOTLAND PLC,
as a Lender
By _/s/ Jonathan Eady______________________
Name: Jonathan Eady
Title: Director
WELLS FARGO BANK, N.A., as a Lender
By _/s/ Karen H/ McClain__________________
Name: Karen H. MacClain
Title: Managing Director
COMMERZBANK AG, NEW YORK BRANCH, as a Lender
By _/s/ Neil Kiernan______________________
Name: Neil Kiernan
Title: Director
By _/s/ Robert P. Sullivan____________________
Name: Robert P. Sullivan
Title: Vice President
DANSKE BANK A/S,
as a Lender
By _/s/ Jesper Larsen ______________________
Name: Jesper Larsen
Title: Senior Loan Manager
By _/s/ Gary Smith ______________________
Name: Gary Smith
Title: Director

[Signature Page to DXC Amendment No. 6]

DBS BANK LTD.,
as a Lender
By _/s/ Henry Choo ______________________
Name: Henry Choo
Title: Vice President
GOLDMAN SACHS BANK USA,
as a Lender
By _/s/ Jamie Minieri ______________________
Name: Jamie Minieri
Title: Authorized Signatory
LLOYDS BANK PLC,
as a Lender
By /s/ Kamala Basdeo _______________________
Name: Kamala Basdeo
Title: Assistant Vice President
By /s/ Tina Wong _______________________
Name: Tina Wong
Title: Assistant Vice President
PNC BANK, NATIONAL ASSOCIATION,
as a Lender
By _/s/ David Notaro ______________________
Name: David Notaro
Title: Senior Vice President
STANDARD CHARTERED BANK,
as a Lender
By _/s/ James Beck ______________________
Name: James Beck
Title: Associate Director
THE BANK OF NEW YORK MELLON,
as a Lender
By _/s/ Thomas J. Tarasovich, Jr. _____________
Name: Thomas J. Tarasovich, Jr.
Title: Vice President

[Signature Page to DXC Amendment No. 6]

U.S. BANK, NATIONAL ASSOCIATION,
as a Lender
By _/s/ Richard J Ameny, Jr. _________________
Name: Richard J Ameny, Jr.
Title: Vice President

MIZUHO BANK, LTD.,
as a Lender
By /s/ Tracy Rahn _______________________
Name: Tracy Rahn
Title: Executive Director
SCOTIABANK EUROPE PLC,
as a Lender
By _/s/ Matt Tuskin ______________________
Name: Matt Tuskin
Title: Director
By _/s/ Nikki Petherbridge __________________
Name: Nikki Petherbridge
Title: Managing Director

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender
By /s/ Charlie Trisiripisal ____________________
Name: Charlie Trisiripisal
Title: Authorized Signatory
CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK,
as a Lender
By _/s/ Gordon Yip_________________
Name: Gordon Yip
Title: Director
By /s/ Rose Mary Perez _____________________

[Signature Page to DXC Amendment No. 6]

Name: Rose Mary Perez
Title: Managing Director

BNP PARIBAS
as a Lender
By /s/ Michael A. Kowalczuk ______________
Name: Michael A. Kowalczuk
Title: Managing Director
By /s/ Chief Marbumrung ___________________
Name: Chief Marbumrung
Title: Vice President

TD BANK, N.A.,
as a Lender
By /s/ Emily Chott _______________________
Name: Emily Chott
Title: Senior Vice President
ING BANK N.V., DUBLIN BRANCH,
as a Lender
By /s/ Sean Hassett _______________________
Name: Sean Hassett
Title: Director
By /s/ Padraig Matthews ____________________
Name: Padraig Matthews
Title: Director

KBC BANK N.V.,
as a Lender

By_/s/ Deborah Carlson ______________________
Name: Deborah Carlson
Title: Director

By_/s/ Francis Payne _____________________
Name: Francis Payne
Title: Managing Director

[Signature Page to DXC Amendment No. 6]

FIFTH THIRD BANK,
as a Lender
By_/s/ Will Batchelor _______________________
Name: Will Batchelor
Title: Vice President

BAYERISCHE LANDESBANK, NEW YORK BRANCH,
as a Lender
By_/s/ Varbin Staykoff _____________________
Name: Varbin Staykoff
Title: Senior Director

By_/s/ Elke Videgain _______________________
Name: Elke Videgain
Title: Vice President

[Signature Page to DXC Amendment No. 6]